Definite Life Intangible Assets	3 Months Ended
Mar. 31, 2014
Definite Life Intangible Assets [Abstract]
DEFINITE LIFE INTANGIBLE ASSETS
NOTE 4 — DEFINITE-LIFE INTANGIBLE ASSETS

At March 31, 2014 and December 31, 2013 and 2012, definite-life intangible assets, net of accumulated amortization, consist of patents on the Company’s products and processes of $233,766, $231,615, and $239,658 respectively. The patents are recorded at cost and amortized over twenty years from the date of application. Amortization expense for the three months ended March 31, 2014 and 2013 was $5,756 and $6,414, respectively. Amortization expense for the years ended December 31, 2013 and 2012 was $38,297 and $56,600, respectively. Expected future amortization expense for the years ended are as follows:

Year ending December 31,
2014	$17,283
2015	20,106
2016	20,106
2017	20,106
2018	20,106
Thereafter	136,059
$233,766